                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  3
Glossary of Terms................................  4
Portfolio Management Review......................  6
Portfolio Highlights.............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 16
Statement of Operations.......................... 17
Statement of Changes in Net Assets............... 18
Financial Highlights............................. 19
Notes to Financial Statements.................... 22

PATF SAR 8/98

                             LETTER TO SHAREHOLDERS



July 15, 1998

Dear Shareholder,
    As you may know, Van Kampen
American Capital is consolidating all
of the retail mutual funds that we
distribute under the single name of                    [PHOTO]
Van Kampen Funds. This move
accompanies the change in our legal
name to Van Kampen Funds Inc.
    You can be assured that the
change in your fund's name will not
affect its management or daily           DENNIS J. MCDONNELL AND DON G. POWELL
operations. You will begin seeing the
application of this change with this
report. In addition, as of August 31,
your fund will be listed in the daily newspapers by share class under the heading "Van Kampen Funds." For your convenience, we have enclosed a separate brochure that covers additional details related to these changes.

ECONOMIC REVIEW
    The U.S. economy continued to expand at a robust pace despite a deepening recession in Asia. The nation's inflation-adjusted output of goods and services ran at 5.4 percent during the first quarter, an annualized rate considered by many economists to be virtually unsustainable without leading to inflation. As the reporting period ended, however, there were indications that the Asian financial crisis was finally having a moderating impact on the economy. Also, the Conference Board's index of leading indicators has forecasted a slowdown in economic growth for later this year.
    Despite the generally solid pace of economic activity, inflation remained benign. Consumer prices rose by 1.7 percent during the 12 months through June, while producer prices actually declined during the same period. Falling commodity prices and the impact of the strong dollar helped to offset the inflationary implications of a tight labor market and strong consumer spending.
    While the Federal Reserve kept short-term interest rates steady at 5.5 percent during the reporting period, minutes from the central bank's May policy meeting indicated growing sentiment for tightening monetary policy if the drag from Asia does not slow the American economy on its own.

MARKET REVIEW
    Tax-exempt bonds benefited from the growing perception that the domestic economy was slowing as a result of the turmoil in Asia. Interest rates fell during the last six months of 1997 as the crisis in the Far East lowered inflationary expectations in the United States. Bond yields then rose slightly during the spring amid signs that some Asian economies

                                                          Continued on page  two
were beginning to recover. When weakness in the Japanese yen undercut that recovery, long-term interest rates resumed their decline.
    The year-to-date supply of new tax-exempt issues is at record levels, almost 51 percent greater than that of the same period in 1997. Despite low absolute yields, these securities saw their demand keep pace with supply, as the ratio of tax-exempt yields to Treasuries remained extremely attractive. At the end of the reporting period, the Bond Buyer 40 Revenue Index--a widely used benchmark that consists of 40 actively traded, long-term investment grade securities--yielded
5.22 percent, while long-term Treasuries yielded 5.62 percent. This represents a taxable equivalent yield of 7.57 percent and 8.16 percent, respectively, for individuals in the 31 percent and 36 percent income tax brackets.

OUTLOOK
    We believe economic growth is likely to moderate in coming months as the impact of the Asian crisis becomes more evident. A return to the "Goldilocks" economy--not too hot, not too cold--should allow long-term interest rates to fall modestly from current levels. If fallout from Asia does not slow economic activity enough to counteract the inflationary pressures building in the economy, the Federal Reserve could raise short-term interest rates by the end of the year.
    Additional details about your fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you and your family through our diverse menu of quality investments.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen Investment Advisory Corp.


[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

             PERFORMANCE RESULTS FOR THE PERIOD ENDED JUNE 30, 1998
                            VAN KAMPEN PENNSYLVANIA
                              TAX FREE INCOME FUND

                                             A          B          C
                                           SHARES     SHARES     SHARES
 TOTAL RETURNS
Six-month total return based on
  NAV(1)................................     2.55%      2.18%      2.18%
Six-month total return(2)...............    (2.32%)    (1.82%)     1.18%
One-year total return(2)................     3.37%      3.67%      6.73%
Five-year average annual total
  return(2).............................     4.85%      4.85%        N/A
Ten-year average annual total
  return(2).............................     8.05%        N/A        N/A
Life-of-Fund average annual total
  return(2).............................     8.23%      5.27%      4.97%
Commencement date.......................  05/01/87   05/01/93   08/13/93

 DISTRIBUTION RATES AND YIELD

Distribution rate(3)....................     4.91%      4.43%      4.43%
Taxable equivalent distribution
  rate(4)...............................     7.89%      7.12%      7.12%
SEC Yield(5)............................     4.05%      3.50%      3.50%

N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) Taxable equivalent calculations reflect a combined federal and state income tax rate of 37.8%, which takes into consideration the deductibility of individual state taxes paid.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending June 30, 1998.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

The types of securities the Fund invests in generally provide yields based upon a higher degree of credit and market risk. An investment in medium- and lower-rated securities involves the risk of potentially greater sensitivity to an economic downturn which would affect the issuer's ability to make timely payments of interest and principal.

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to 1 percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis-point move.

CALL FEATURE: Allows the issuer to buy back a bond on specific call dates before maturity. Call dates and prices are set when the bond is issued. To compensate the bondholder for loss of income and ownership, the initial call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

A callable bond is "priced to the call" when it is selling at a premium, because it is assumed that the issuer will redeem the bond at its call date, rather than at maturity.

CLASS A SHARES: When Class A shares of a fund are purchased, the share price includes the net asset value plus a one-time sales charge (or "load"). There is no redemption fee (Contingent Deferred Sales Charge).

COUPON RATE: The stated rate of interest the bond pays until maturity, expressed as a percentage of the face value.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the U.S.

GENERAL OBLIGATION BONDS: Bonds backed by the full faith and credit (taxing authority) of the issuer for timely payment of interest and principal. These bonds are issued to finance essential government projects, such as highways and schools.

INFLATION: An economic state in which the money supply and business activity dramatically increase, accompanied by sharply rising prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other government entity to finance capital expenditures such as the construction of highways, public works, or school buildings. Interest on municipal bonds is exempt from federal taxation and, potentially, from state and local taxation.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

PREREFUNDING: A process whereby new bonds are issued to refinance an outstanding bond issue. This typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

YIELD CURVE: A result of viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates.

                          PORTFOLIO MANAGEMENT REVIEW
                  VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND

We recently spoke with the management team of the Van Kampen Pennsylvania Tax Free Income Fund about the key events and economic forces that shaped the markets during the first half of the Fund's fiscal year. The team includes Dennis Pietrzak, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the six-month period ended June 30, 1998.

   Q HOW WOULD YOU DESCRIBE THE PREVAILING MARKET CONDITIONS DURING THE PAST SIX MONTHS?

   A The markets have been in a fairly modest trading range, which is what you might expect in the persistently benign market environment of low interest rates, low inflation, and moderate economic growth we've seen so far this year. The Federal Reserve Board has held short-term interest rates steady, so any market movement we've seen has been a function of investors trying to anticipate how the Fed might react to economic conditions as they change over time.
      Because of supply-and-demand fundamentals and the impact of the Asian financial crisis, municipal bonds did not perform as well as Treasuries. As the U.S. dollar has risen in value relative to Asian currencies, the demand for U.S. Treasury securities has increased. At the same time, the federal budget surplus has reduced the government's need to issue new debt (such as Treasury bonds). As a result, fewer bonds are available to meet this increased demand. Consequently, as bond prices were driven up, the yield on the 30-year Treasury declined during the period--from 5.92 percent on December 31, 1997, to 5.62 percent on June 30, 1998--after reaching an all-time low of 5.57 percent.
      The fundamental factors at work in the municipal market have created the opposite situation: historically low interest rates have fueled refundings as well as new borrowings, resulting in a 51 percent increase in the supply of new bond issues compared to the same period last year. Although these lower interest rates were not quite as attractive to investors seeking yield, investor demand did keep pace with supply. Because the yields available on municipal securities were nearly as high as Treasury yields, the market attracted a high level of activity among casualty insurance companies and banks, as well as "crossover" buyers (institutions that typically purchase taxable securities). At the end of the reporting period, the Bond Buyer 40 Index (an index of 40 actively traded, long-term investment grade securities) had a yield of 5.22 percent, or 93 percent of the yield available from long-term Treasuries. In addition, the difference between the yields on municipal securities of varying credit quality has been very narrow.

   Q  HOW HAS THE PORTFOLIO CHANGED OVER THE LAST SIX MONTHS?

   A As a significant amount of new issuance in the Commonwealth comes to market insured, the Pennsylvania municipal market tends to be fairly generic. That means there is little differentiation in yield from one issue to the next, and the yield spreads between sectors tend to be rather narrow.
      While we continued to have a significant allocation to the health care sector (approximately 24 percent of net assets), we feel this sector calls for a watchful eye. Aging state demographics, dependence on Medicare reimbursement, transition to managed care, and overbedded markets are responsible for increased pressures on health care providers. As a result, we anticipate some hospital credit rating downgrades during the months ahead. Much of our exposure, however, is insured, although this insurance does not protect against changes in the market value of a security.
      Our allocation to AAA-rated securities remained fairly steady at approximately 47 percent of the portfolio. At the end of the reporting period, the portion of assets allocated to higher-yielding, non-rated issues stood at 13 percent of the portfolio, unchanged from the beginning of the period.
      Our portfolio holdings were widely varied, with the largest sector exposures in health care (24 percent), industrial revenue issues (13 percent), and public education (9 percent). For additional Fund portfolio highlights, please refer to page nine.

   Q  HOW WOULD YOU DESCRIBE THE FUND'S PERFORMANCE DURING THE PERIOD?

   A The Fund's year-to-date total return is 2.55 percent(1) (Class A shares at net asset value), while its distribution rate was 4.91 percent(3) as of June 30, 1998. By comparison, the Lehman Brothers Municipal Bond Index produced a total return of 2.69 percent for the same period. This index is a broad-based index of municipal bonds and does not reflect any commissions that would be paid by an investor purchasing the securities it represents. The Fund's distribution rate translates into a taxable-equivalent rate of 7.89 percent(4) for an investor in the 37.8 percent combined federal and state income tax bracket. The Fund's dividend remained unchanged at $0.0775 per share during the period. Please refer to the chart on page three for additional Fund performance results.

   Q  WHAT DO YOU SEE ON THE HORIZON FOR THE MARKETS AND THE FUND?

   A We expect the low interest-rate environment to continue in the near term, but we are not overly bullish on the market as a whole. While low inflation and controlled economic growth have been the norm, the Fed will continue to weigh the impact of raising interest rates in the second half of the year if the economy gains steam and threatens to drive inflation higher.

    The municipal market is likely to bounce around within its recent trading range in the weeks ahead, unless the taxable market makes a significant move. The supply of bond issues looks like it will remain strong, possibly setting an annual record for the industry. Currently, it's on pace to break the volume record of almost $300 billion set in 1993. A drop in rates of 25 basis points (0.25 percentage points) could spark further refunding of outstanding bond issues and bring new bond issues into the marketplace ahead of their original schedule.
    The U.S. dollar looks like it will remain strong relative to other currencies, making our bond market more appealing to foreign investors. Already, the U.S. market has higher interest rates than any other country among the world's seven largest industrial nations (the "G-7" countries). Combine these factors with our declining federal budget deficit, which shrinks the supply of government debt, and it's likely that demand will keep pace with the supply of municipal bonds and lend support to bond prices.
    Overall credit prospects for state and local bonds issued in the Commonwealth of Pennsylvania are positive, reflecting healthy job growth, relatively low unemployment, and favorable tax conditions. We will rely on keeping the portfolio widely varied and performing diligent credit research as we seek to provide our shareholders with income and a value-oriented portfolio.


[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

[SIG]
Dennis S. Pietrzak

Portfolio Manager

                                              Please see footnotes on page three

                              PORTFOLIO HIGHLIGHTS

                  VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND
 TOP TEN HOLDINGS AS OF JUNE 30, 1998

                                                 PERCENTAGE OF FUND'S
                                                 LONG-TERM INVESTMENTS
Philadelphia, PA Authority Industrial
  Development Lease Revenue ...................          4.3%
Saint Mary Hospital Authority Bucks PA Catholic
  Health Initiative ...........................          3.0%
Berks County, PA ..............................          2.7%
Pennsylvania State Higher Education Facility
  Authority Revenue Drexel University .........          2.1%
Pennsylvania Economic Development Financing
  Authority Recovery Revenue Northampton
  Generating ..................................          2.0%
Pennsylvania State Higher Education Facility
  Authority Health Services Revenue Allegheny
  Delaware Valley Obligation ..................          1.8%
Beaver County, PA Industrial Development
  Authority Pollution Control Revenue
  Collateral Toledo Edison Co Project .........          1.7%
Pottsville, PA Hospital Authority Revenue
  Pottsville Hospital .........................          1.7%
Pennsylvania Housing Finance Agency ...........          1.7%
Philadelphia, PA Hospital & Higher Education
  Facility Authority Hospital Revenue Temple
  University Hospital .........................          1.6%

 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS


AS OF JUNE 30, 1998                                          AS OF DECEMBER 31, 1997
AAA..............  46.7%                                     AAA..............  49.0%
AA...............  11.9%                                     AA...............   9.2%
A................  14.6%             [PIE CHART]             A................  14.3%   [PIE CHART]
BBB..............  12.6%                                     BBB..............  12.6%
BB...............   1.5%                                     BB...............   1.4%
Non-Rated........  12.7%                                     Non-Rated........  13.5%

Based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

  AS OF JUNE 30, 1998                        AS OF DECEMBER 31, 1997
Health Care............  23.8%             Health Care............  21.2%
Industrial Revenue.....  13.4%             Industrial Revenue.....  13.8%
Public Education.......   9.0%             Public Education.......  11.1%
Other Care.............   8.7%             Other Care.............   8.3%
Public Building........   8.4%             Public Building........   7.5%

 DURATION

           AS OF JUNE 30, 1998           AS OF DECEMBER 31, 1997
Duration       6.95 years                      7.00 years

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------
         MUNICIPAL BONDS  99.5%
         PENNSYLVANIA  99.5%
$3,500   Allegheny Cnty, PA Arpt Rev Gtr Pittsburgh Intl
         Arpt Ser B (FSA Insd)...........................    6.625%   01/01/22  $  3,793,090
 1,625   Allegheny Cnty, PA C-34 Conv Cap Apprec.........    8.625    02/15/04     1,969,549
 1,000   Allegheny Cnty, PA Higher Edl Bldg Auth Univ Rev
         Duquesne Univ Proj (AMBAC Insd).................    6.500    03/01/11     1,178,170
 2,500   Allegheny Cnty, PA Hosp Dev Auth Rev Hlth Cent
         Presbyterian Univ Ser A (MBIA Insd).............    6.000    11/01/12     2,685,250
 2,500   Allegheny Cnty, PA Hosp Dev Auth Rev Hlth Cent
         Presbyterian Univ Ser A (MBIA Insd).............    6.250    11/01/23     2,709,825
 2,140   Allegheny Cnty, PA Hosp Dev Auth Rev Hlth Fac
         Allegheny Vly Sch...............................    7.750    02/01/15     2,380,643
 1,000   Allegheny Cnty, PA Hosp Dev Auth Rev Hosp Saint
         Francis Med Cent Proj...........................    5.500    05/15/06     1,050,410
 1,000   Allegheny Cnty, PA Hosp Dev Auth Rev Hosp Saint
         Francis Med Cent Proj...........................    5.500    05/15/07     1,051,890
 1,000   Allegheny Cnty, PA Hosp Dev Auth Rev Hosp Saint
         Francis Med Cent Proj...........................    5.600    05/15/08     1,060,250
 1,000   Allegheny Cnty, PA Hosp Dev Auth Rev Hosp Saint
         Francis Med Cent Proj...........................    5.750    05/15/09     1,070,500
 1,000   Allegheny Cnty, PA Hosp Dev Auth Rev Hosp Saint
         Francis Med Cent Proj...........................    5.750    05/15/10     1,063,560
 1,160   Allegheny Cnty, PA Hosp Dev Auth Rev Hosp Saint
         Francis Med Cent Proj...........................    5.750    05/15/17     1,211,922
   935   Allegheny Cnty, PA Indl Dev Auth Med Cent Rev
         Presbyterian Med Cent Rfdg (FHA Gtd)............    6.750    02/01/26     1,029,154
 2,500   Allegheny Cnty, PA Indl Dev Auth Rev
         Environmental Impt Ser A Rfdg...................    6.700    12/01/20     2,767,575
   630   Allegheny Cnty, PA Res Fin Auth Mtg Rev 1983 Ser
         B...............................................        *    10/01/15       102,866
 1,945   Allegheny Cnty, PA Res Mtg Comp Int Single
         Family Ser Z....................................    6.875    05/01/26     2,076,171
 2,000   Beaver Cnty, PA Hosp Auth Rev Med Cent Beaver PA
         Inc Ser A (AMBAC Insd)..........................    6.250    07/01/22     2,164,980
 4,500   Beaver Cnty, PA Indl Dev Auth Pollutn Ctl Rev
         Collateral Toledo Edison Co Proj Ser A Rfdg.....    7.750    09/01/24     4,737,870
 6,000   Berks Cnty, PA (Inverse Fltg) (FGIC Insd).......    8.532    11/10/20     7,230,000
 2,000   Berks Cnty, PA Muni Auth Rev Highlands at
         Wyomissing Proj B...............................    6.875    10/01/17     2,170,940
   965   Berks Cnty, PA Muni Auth Rev Phoebe Berks Vlg
         Inc Proj Rfdg...................................    7.500    05/15/13     1,074,547
 1,000   Berks Cnty, PA Muni Auth Rev Phoebe Berks Vlg
         Inc Proj Rfdg...................................    7.700    05/15/22     1,121,600
 2,750   Bradford Cnty, PA Indl Dev Auth Solid Waste Disp
         Rev Intl Paper Co Proj A........................    6.600    03/01/19     3,058,660

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------
         PENNSYLVANIA (CONTINUED)
$1,000   Cambria Cnty, PA Indl Dev Auth Pollutn Ctl Rev
         Bethlehem Steel Corp Proj Rfdg..................    7.500%   09/01/15  $  1,125,200
 1,000   Cambria Cnty, PA Indl Dev Auth Res Recovery Rev
         Cambria Cogen Proj Ser F........................    7.750    09/01/19     1,004,990
 1,000   Chester Cnty, PA Hlth & Edl Fac Auth Hlth Sys
         Rev (AMBAC Insd)................................    5.650    05/15/20     1,032,290
 1,880   Chester Cnty, PA Hlth & Edl The Chester Cnty
         Hosp
         (MBIA Insd).....................................    5.625    07/01/08     2,026,753
   760   Chichester Sch Dist PA Ser 1989 (MBIA Insd).....        *    06/01/01       672,957
   860   Chichester Sch Dist PA Ser 1989 (MBIA Insd).....        *    06/01/02       727,637
   915   Clarion Cnty, PA Hosp Auth Hosp Rev Clarion Hosp
         Proj (Prerefunded @ 07/01/01)...................    8.500    07/01/13     1,027,948
 1,000   Clarion Cnty, PA Hosp Auth Hosp Rev Clarion Hosp
         Proj (Prerefunded @ 07/01/01)...................    8.500    07/01/21     1,139,460
 1,130   Clearfield Cnty, PA Indl Dev Auth Coml Dev Rev
         First Mtg K Mart Corp Ser A Rfdg................    7.200    07/01/07     1,216,219
 2,230   Cumberland Cnty, PA Muni Auth Rev First Mtg
         Carlisle Hosp & Hlth............................    6.800    11/15/23     2,440,111
 1,000   Dauphin Cnty, PA Genl Auth Rev Office & Pkg
         Riverfront Office...............................    6.000    01/01/25       999,340
 2,500   Deer Lakes Sch Dist PA Ser A (FSA Insd).........    5.000    01/15/23     2,439,525
 2,475   Delaware Cnty, PA Auth Rev Elwyn Inc Proj
         (Prerefunded @ 06/01/00)........................    8.350    06/01/15     2,719,456
 1,500   Delaware Cnty, PA Auth Rev First Mtg Riddle Vlg
         Proj (Prerefunded @ 06/01/02)...................    9.250    06/01/22     1,793,940
 3,000   Delaware Cnty, PA Auth Rev First Mtg Riddle Vlg
         Proj Rfdg.......................................    7.000    06/01/26     3,158,730
   500   Delaware Cnty, PA Auth Rev First Mtg Riddle Vlg
         Proj Rfdg.......................................    6.200    06/01/05       523,575
 2,000   Erie Cnty, PA Hosp Auth Rev Saint Vincent Hlth
         Cent Proj Ser A (MBIA Insd).....................    6.375    07/01/22     2,174,060
 4,780   Erie, PA Sch Dist Cap Apprec Rfdg (FSA Insd)....        *    09/01/24     1,240,984
 1,985   Greene Cnty, PA Unlimited Tax (Prerefunded @
         08/01/00).......................................    8.500    08/01/10     2,142,807
 1,000   Harrisburg, PA Auth Office & Pkg Rev Ser A......    6.000    05/01/19     1,003,220
 3,000   Harrisburg, PA Auth Rev Pooled Univ Pgm Ser 11
         (MBIA Insd).....................................    5.625    09/15/17     3,142,410
   900   Hazleton, PA Hlth Svcs Auth Hosp Rev............    5.500    07/01/07       942,930
   650   Hazleton, PA Hlth Svcs Auth Saint Joseph Med
         Cent Rfdg.......................................    5.850    07/01/06       695,357
 1,750   Indiana Cnty, PA Indl Dev Auth Pollutn Ctl Rev
         Metro Edison Co Proj A (AMBAC Insd).............    5.950    05/01/27     1,874,775
   570   Indiana Cnty, PA Indl Dev Auth Rev Cap Apprec
         Student Coop Assn B (AMBAC Insd)................        *    11/01/13       266,469
   560   Indiana Cnty, PA Indl Dev Auth Rev Cap Apprec
         Student Coop Assn B (AMBAC Insd)................        *    11/01/19       186,508

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------
         PENNSYLVANIA (CONTINUED)
$  570   Indiana Cnty, PA Indl Dev Auth Rev Cap Apprec
         Student Coop Assn B (AMBAC Insd)................        *    11/01/14  $    251,570
   500   Indiana Cnty, PA Indl Dev Auth Rev Cap Apprec
         Student Coop Assn B (AMBAC Insd)................        *    11/01/15       208,130
   490   Indiana Cnty, PA Indl Dev Auth Rev Cap Apprec
         Student Coop Assn B (AMBAC Insd)................        *    11/01/16       192,188
   500   Indiana Cnty, PA Indl Dev Auth Rev Cap Apprec
         Student Coop Assn B (AMBAC Insd)................        *    11/01/17       185,300
   500   Indiana Cnty, PA Indl Dev Auth Rev Cap Apprec
         Student Coop Assn B (AMBAC Insd)................        *    11/01/18       175,330
 2,500   Jim Thorpe, PA Area Sch Dist Ser A (MBIA
         Insd)...........................................    5.375%   03/15/22     2,547,050
 1,800   Kiski, PA Area Sch Dist (FGIC Insd).............    5.300    03/01/17     1,825,218
 2,000   Lehigh Cnty, PA Genl Purp Auth Cedar Crest
         College Rfdg....................................    6.700    04/01/26     2,176,540
 1,000   Lehigh Cnty, PA Indl Dev Auth Pollutn Ctl Rev PA
         Pwr & Lt Co Proj Ser A Rfdg (MBIA Insd).........    6.400    11/01/21     1,097,160
 2,000   Lycoming Cnty, PA Auth Hosp Lease Rev Divine
         Providence Sisters Ser A........................    6.500    07/01/22     2,167,640
 2,500   Lycoming Cnty, PA Auth Hosp Lease Rev Divine
         Providence Sisters Ser A (Prerefunded @
         07/01/00).......................................    7.750    07/01/16     2,724,150
 1,000   McKean Cnty, PA Hosp Auth Hosp Rev Bradford Hosp
         Proj (Crossover Rfdg @ 10/01/00)................    8.875    10/01/20     1,119,550
   750   McKeesport, PA Indl Dev Auth Rev The Kroger Corp
         Allegheny Cnty Rfdg.............................    8.650    06/01/11       845,145
 3,000   Monroeville, PA Hosp Auth Hosp Rev Forbes Hlth
         Sys Rfdg........................................    6.250    10/01/15     3,195,870
   500   Montgomery Cnty, PA Higher Edl & Hlth Auth Hosp
         Rev Suburban Genl Hosp Bonds (AMBAC Insd).......    7.250    05/01/16       506,255
 2,000   Montgomery Cnty, PA Indl Dev Auth Retirement
         Cmnty Rev.......................................    6.300    01/01/13     2,028,000
 2,250   Montgomery Cnty, PA Indl Dev Auth Retirement
         Cmnty Rev Adult Cmntys Total Svcs Ser B.........    5.625    11/15/12     2,337,682
 2,500   Montgomery Cnty, PA Indl Dev Auth Rev Pollutn
         Ctl Philadelphia Elec Co Ser A Rfdg.............    7.600    04/01/21     2,712,975
 3,000   Montgomery Cnty, PA Indl Dev Auth Rev Res
         Recov...........................................    7.500    01/01/12     3,287,940
 1,000   Montgomery Cnty, PA Indl Dev Auth Rev Wordsworth
         Academy.........................................    7.750    09/01/24     1,115,110
 1,415   New Kensington Arnold, PA Sch Dist (FGIC
         Insd)...........................................    5.500    05/15/17     1,464,610
 3,300   New Kensington Arnold, PA Sch Dist (FGIC
         Insd)...........................................    5.500    05/15/26     3,403,752
 1,500   North Penn, PA Wtr Auth Wtr Rev (FGIC Insd).....    6.200    11/01/22     1,620,615
 1,000   North Penn, PA Wtr Auth Wtr Rev (Prerefunded @
         11/01/04) (FGIC Insd)...........................    6.875    11/01/19     1,153,560
 2,500   Northampton Cnty, PA Indl Dev Auth Rev Pollutn
         Ctl Bethlehem Steel Rfdg........................    7.550    06/01/17     2,810,300

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------
         PENNSYLVANIA (CONTINUED)
$ 1,000  Northeastern PA Hosp & Edl Auth College Rev Gtd
         Luzerne Cnty Cmnty College (Prerefunded @
         02/15/05) (AMBAC Insd)..........................    6.625%   08/15/15  $  1,132,430
  2,258  Oil City, PA Towne Tower Proj...................    6.750    05/01/20     2,451,143
  1,335  Penn Hills, PA (FGIC Insd)......................    5.800    12/01/13     1,436,300
  1,600  Penn Hills, PA (FGIC Insd)......................    5.850    12/01/14     1,725,664
  1,335  Penn Hills, PA (FGIC Insd)......................    5.900    12/01/17     1,435,218
  2,000  Pennsylvania Econ Dev Fin Auth Exempt Fac Rev
         MacMillan Ltd Partnership Proj..................    7.600    12/01/20     2,237,520
  3,000  Pennsylvania Econ Dev Fin Auth Res Recovery Rev
         Colver Proj Ser D...............................    7.050    12/01/10     3,346,110
  1,500  Pennsylvania Econ Dev Fin Auth Res Recovery Rev
         Colver Proj Ser D...............................    7.125    12/01/15     1,676,505
  5,000  Pennsylvania Econ Dev Fin Auth Res Recovery Rev
         Northampton Generating Ser A....................    6.600    01/01/19     5,361,900
  1,360  Pennsylvania Hsg Fin Agy Single Family Mtg Ser
         62A.............................................    5.500    10/01/22     1,370,418
  4,000  Pennsylvania Hsg Fin Agy (Inverse Fltg).........    9.853    10/03/23     4,550,000
  1,000  Pennsylvania Hsg Fin Agy Rental Hsg Rfdg (FNMA
         Collateralized).................................    6.500    07/01/23     1,069,090
  1,000  Pennsylvania Hsg Fin Agy Single Family Mtg Ser
         40..............................................    6.900    04/01/25     1,082,250
  2,500  Pennsylvania Hsg Fin Agy Single Family Mtg Ser
         42..............................................    6.850    04/01/25     2,710,475
    850  Pennsylvania Infrastructure Invt Auth Rev
         Pennvest SubSer B...............................    6.800    09/01/10       937,967
  2,000  Pennsylvania Intergvtl Co-op Auth Spl Tax Rev
         City of Philadelphia (MBIA Insd)................    5.600    06/15/15     2,085,920
  4,000  Pennsylvania St Ctfs Partn (FSA Insd)...........    6.250    05/01/16     4,303,960
  2,000  Pennsylvania St Higher Edl Assistance Agy
         Student Ln Rev Rfdg (Inverse Fltg) (AMBAC
         Insd)...........................................    9.520    09/01/26     2,325,000
  2,500  Pennsylvania St Higher Edl Assistance Agy
         Student Ln Rev Ser B (Inverse Fltg) (MBIA
         Insd)...........................................   10.717    03/01/20     2,828,125
  4,000  Pennsylvania St Higher Edl Assistance Agy
         Student Ln Rev Ser C (AMBAC Insd)...............    6.400    03/01/22     4,182,640
  1,200  Pennsylvania St Higher Edl Fac Auth College &
         Univ Rev Bryn Mawr College (MBIA Insd)..........    5.625    12/01/27     1,259,892
  4,595  Pennsylvania St Higher Edl Fac Auth Hlth Svcs
         Rev Allegheny Delaware Vly Oblig A (MBIA
         Insd)...........................................    5.600    11/15/10     4,872,997
  5,400  Pennsylvania St Higher Edl Fac Auth Rev Drexel
         Univ Rfdg.......................................    6.375    05/01/17     5,832,810
  1,000  Philadelphia, PA Auth For Indl Dev Hlth Care Fac
         Rev.............................................    5.750    05/15/18     1,000,780
  2,505  Philadelphia, PA Auth for Indl Dev Rev Coml Dev
         RMK Rfdg........................................    7.750    12/01/17     2,831,401
  3,000  Philadelphia, PA Auth for Indl Dev Rev Long-Term
         Care Maplewood..................................    8.000    01/01/24     3,336,060
 11,565  Philadelphia, PA Auth Indl Dev Lease Rev Ser A
         (MBIA Insd).....................................    5.375    02/15/27    11,808,443
  3,000  Philadelphia, PA Gas Wks Rev 14th Ser Rfdg (FSA
         Insd)...........................................    6.250    07/01/08     3,309,300

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------
         PENNSYLVANIA (CONTINUED)
$  250   Philadelphia, PA Hosp & Higher Edl Fac Auth Hosp
         Rev Albert Einstein Med Cent....................    7.000%   10/01/21  $    270,445
 2,800   Philadelphia, PA Hosp & Higher Edl Fac Auth Hosp
         Rev Chestnut Hill Hosp..........................    6.500    11/15/22     3,015,600
 4,000   Philadelphia, PA Hosp & Higher Edl Fac Auth Hosp
         Rev Temple Univ Hosp Ser A......................    6.625    11/15/23     4,306,120
   760   Philadelphia, PA Hosps & Higher Edl Fac Auth
         Rev.............................................    6.300    07/01/14       772,456
   985   Philadelphia, PA Hosps & Higher Edl Fac Auth
         Rev.............................................    6.400    07/01/17     1,001,105
   450   Philadelphia, PA Hosps & Higher Edl Fac Auth
         Rev.............................................    6.500    07/01/21       458,141
 1,500   Philadelphia, PA Muni Auth Rev Muni Svcs Bldg
         Lease Cap Apprec (FSA Insd).....................        *    03/15/08       960,930
 3,750   Philadelphia, PA Muni Auth Rev Muni Svcs Bldg
         Lease Cap Apprec (FSA Insd).....................        *    03/15/11     2,034,562
 3,775   Philadelphia, PA Muni Auth Rev Muni Svcs Bldg
         Lease Cap Apprec (FSA Insd).....................        *    03/15/12     1,925,967
 4,500   Philadelphia, PA Muni Auth Rev Muni Svcs Bldg
         Lease Cap Apprec (FSA Insd).....................        *    03/15/13     2,170,215
 2,155   Philadelphia, PA Muni Auth Rev Rfdg (Prerefunded
         @ 04/01/00) (FGIC Insd).........................    7.800    04/01/18     2,297,553
 1,800   Philadelphia, PA Wtr & Swr Rev Ser 16
         (Prerefunded @ 08/01/01)........................    7.500    08/01/10     2,012,688
 2,000   Philadelphia, PA Wtr & Wastewtr Rev Rfdg (MBIA
         Insd)...........................................    5.625    06/15/08     2,179,780
 1,470   Pittsburgh, PA Urban Redev Auth Mtg Rev Ser
         C1..............................................    6.800    10/01/25     1,563,257
 1,475   Pittsburgh, PA Urban Redev Auth Mtg Rev Ser D...    6.250    10/01/17     1,565,491
   795   Pittsburgh, PA Urban Redev Auth Single Family
         Mtg Rev Ser A (GNMA Collateralized).............    8.000    12/01/20       823,389
 4,500   Pottsville, PA Hosp Auth Rev Pottsville Hosp ACA
         CBI.............................................    5.500    07/01/18     4,595,445
 2,665   Radnor Twp, PA Sch Dist.........................    5.750    03/15/19     2,818,957
 3,000   Randor Twp, PA Sch Dist.........................    5.750    03/15/26     3,162,450
 8,500   Saint Mary Hosp Auth Bucks PA Catholic Hlth Init
         A...............................................    5.000    12/01/28     8,184,820
 1,000   Scranton-Lackawanna, PA Hlth & Welfare Auth Rev
         Marian Cmnty Hosp Proj Rfdg.....................    7.125    01/15/13     1,086,370
 2,000   Shaler, PA Area Sch Dist Cap Apprec Ser A (FGIC
         Insd)...........................................        *    11/15/22       569,560
 2,650   Sharon, PA Regl Hlth Sys Auth Hosp Rev Sharon
         Regl Hlth Sys Proj A Rfdg (Prerefunded @
         12/01/02).......................................    6.875    12/01/09     2,985,808
   355   Somerset Cnty, PA Indl Dev Auth Coml Dev Rev
         First Mtg K Mart Corp Ser A Rfdg................    7.200    04/01/07       380,773
   650   Springfield Twp, PA Swr Auth Guaranteed.........    5.800    10/15/18       656,195
 1,000   Springfield Twp, PA Swr Auth Guaranteed.........    6.000    10/15/27     1,013,260

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------
         PENNSYLVANIA (CONTINUED)
$2,180   State Pub Sch Bldg Auth PA Sch Rev Burgettstown
         Sch Dist Ser D (Prerefunded @ 02/01/05) (MBIA
         Insd)...........................................    6.500%   02/01/14  $  2,423,397
 1,500   Washington Cnty, PA Auth Lease Rev Muni Fac Pool
         Cap Ser C Subser C-1D (Prerefunded @ 06/15/00)
         (AMBAC Insd)....................................    7.450    12/15/18     1,640,850
 2,935   West Shore, PA Area Auth Hlth Cent Rev United
         Methodist Homes Aging Inc (Prerefunded @
         06/01/01).......................................    7.400    06/01/16     3,253,359
 1,000   West Shore, PA Area Hosp Auth Hosp Rev Holy
         Spirit Hosp Proj (MBIA Insd)....................    5.700    01/01/22     1,048,400
   350   Westmoreland Cnty, PA Indl Dev Auth Rev Citizens
         Genl Hosp Proj A Rfdg...........................    8.250    07/01/13       355,324
                                                                                ------------
                                                                                 271,661,698
                                                                                ------------
TOTAL INVESTMENTS  99.5%
  (Cost $247,468,734).........................................................   271,661,698
OTHER ASSETS IN EXCESS OF LIABILITIES  0.5%...................................     1,270,331
                                                                                ------------
NET ASSETS  100.0%............................................................  $272,932,029
                                                                                ============

*Zero coupon bond

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $247,468,734).......................  $271,661,698
Receivables:
  Interest..................................................     3,861,186
  Fund Shares Sold..........................................       740,563
  Investments Sold..........................................       285,000
Other.......................................................        19,801
                                                              ------------
      Total Assets..........................................   276,568,248
                                                              ------------
LIABILITIES:
Payables:
  Custodian Bank............................................     1,597,209
  Income Distributions......................................     1,141,583
  Fund Shares Repurchased...................................       357,798
  Distributor and Affiliates................................       198,973
  Investment Advisory Fee...................................       134,907
Trustees' Deferred Compensation and Retirement Plans........       129,328
Accrued Expenses............................................        76,421
                                                              ------------
      Total Liabilities.....................................     3,636,219
                                                              ------------
NET ASSETS..................................................  $272,932,029
                                                              ============
NET ASSETS CONSIST OF:
Paid in Surplus.............................................  $250,380,889
Net Unrealized Appreciation.................................    24,192,964
Accumulated Undistributed Net Investment Income.............       471,304
Accumulated Net Realized Loss...............................    (2,113,128)
                                                              ------------
NET ASSETS..................................................  $272,932,029
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $217,285,351 and 12,050,007 shares of
    beneficial interest issued and outstanding).............  $      18.03
    Maximum sales charge (4.75%* of offering price).........           .90
                                                              ------------
    Maximum offering price to public........................  $      18.93
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $52,260,544 and 2,899,791 shares of
    beneficial interest issued and outstanding).............  $      18.02
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $3,386,134 and 187,879 shares of
    beneficial interest issued and outstanding).............  $      18.02
                                                              ============

*On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $ 8,372,429
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      822,661
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $271,600, $259,808 and $16,003,
  respectively).............................................      547,411
Shareholder Services........................................       94,736
Trustees' Fees and Expenses.................................       10,157
Legal.......................................................        6,183
Custody.....................................................        1,606
Other.......................................................       91,191
                                                              -----------
    Total Expenses..........................................    1,573,945
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 6,798,484
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $   927,647
  Futures...................................................      (51,614)
                                                              -----------
Net Realized Gain...........................................      876,033
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   25,057,255
  End of the Period:
    Investments.............................................   24,192,964
                                                              -----------
Net Unrealized Depreciation During the Period...............     (864,291)
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $    11,742
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 6,810,226
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Six Months Ended June 30, 1998 and the
                    Year Ended December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                      Six Months Ended      Year Ended
                                                       June 30, 1998     December 31, 1997
------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................     $  6,798,484        $ 14,063,081
Net Realized Gain....................................          876,033           1,048,949
Net Unrealized Appreciation/Depreciation.............         (864,291)          7,094,335
                                                          ------------        ------------
Change in Net Assets from Operations.................        6,810,226          22,206,365
                                                          ------------        ------------
Distributions from Net Investment Income:
  Class A Shares.....................................       (5,698,414)        (11,483,502)
  Class B Shares.....................................       (1,159,415)         (2,162,615)
  Class C Shares.....................................          (71,289)           (132,920)
                                                          ------------        ------------
    Total Distributions..............................       (6,929,118)        (13,779,037)
                                                          ------------        ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.........................................         (118,892)          8,427,328
                                                          ------------        ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold............................       10,237,329          20,080,197
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.......................................        3,971,342           7,972,553
Cost of Shares Repurchased...........................      (19,979,425)        (36,874,447)
                                                          ------------        ------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.......       (5,770,754)         (8,821,697)
                                                          ------------        ------------
TOTAL DECREASE IN NET ASSETS.........................       (5,889,646)           (394,369)
NET ASSETS:
Beginning of the Period..............................      278,821,675         279,216,044
                                                          ------------        ------------
End of the Period (including accumulated
  undistributed net investment income of $471,304 and
  $601,938, respectively)............................     $272,932,029        $278,821,675
                                                          ============        ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                         Year Ended December 31
                               Six Months Ended   -------------------------------------
        Class A Shares          June 30, 1998      1997      1996      1995      1994
---------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period..................          $18.038   $17.490   $17.737   $16.081   $18.062
                                        -------   -------   -------   -------   -------
Net Investment Income.........             .458      .928      .919      .946      .965
Net Realized and Unrealized
  Gain/Loss...................             .001      .528     (.263)    1.660    (1.985)
                                        -------   -------   -------   -------   -------
Total from Investment
  Operations..................             .459     1.456      .656     2.606    (1.020)
Less Distributions from and in
  Excess of Net Investment
  Income......................             .465      .908      .903      .950      .961
                                        -------   -------   -------   -------   -------
Net Asset Value, End of the
  Period......................          $18.032   $18.038   $17.490   $17.737   $16.081
                                        =======   =======   =======   =======   =======
Total Return* (a).............            2.55%**   8.59%     3.86%    16.62%    (5.72%)
Net Assets at End of the
  Period (In millions)........           $217.3    $223.9    $227.4    $226.7    $203.2
Ratio of Expenses to Average
  Net Assets*.................            1.00%     1.04%     1.09%     1.00%      .90%
Ratio of Net Investment Income
  to Average Net Assets*......            5.11%     5.27%     5.32%     5.57%     5.73%
Portfolio Turnover............              20%**     46%       57%       28%        8%

*If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average
  Net Assets..................              N/A       N/A     1.09%     1.14%     1.17%
Ratio of Net Investment Income
  to Average Net Assets.......              N/A       N/A     5.31%     5.42%     5.46%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not applicable

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                      Year Ended December 31,
                                         Six Months Ended     ----------------------------------------
          Class B Shares                   June 30, 1998       1997       1996       1995       1994
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period...........................           $18.031         $17.484    $17.731    $16.080    $18.055
                                              -------         -------    -------    -------    -------
Net Investment Income..............              .389            .791       .788       .819       .841
Net Realized and Unrealized
  Gain/Loss........................              .001            .531      (.264)     1.659     (1.985)
                                              -------         -------    -------    -------    -------
Total from Investment Operations...              .390           1.322       .524      2.478     (1.144)
Less Distributions from and in
  Excess of Net Investment
  Income...........................              .399            .775       .771       .827       .831
                                              -------         -------    -------    -------    -------
Net Asset Value,
  End of the Period................           $18.022         $18.031    $17.484    $17.731    $16.080
                                              =======         =======    =======    =======    =======
Total Return* (a)..................             2.18%**         7.78%      3.07%     15.72%     (6.39%)
Net Assets at End of the Period (In
  millions)........................             $52.2           $51.9      $48.4      $46.8      $37.6
Ratio of Expenses to Average Net
  Assets*..........................             1.75%           1.79%      1.85%      1.75%      1.64%
Ratio of Net Investment Income to
  Average Net Assets*..............             4.35%           4.51%      4.56%      4.81%      4.98%
Portfolio Turnover.................               20%**           46%        57%        28%         8%

* If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net
  Assets...........................               N/A             N/A      1.85%      1.89%      1.90%
Ratio of Net Investment Income to
  Average Net Assets...............               N/A             N/A      4.55%      4.66%      4.71%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                             Year Ended December 31,
                                 Six Months Ended    ----------------------------------------
       Class C Shares             June 30, 1998       1997       1996       1995       1994
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period.................        $18.031         $17.482    $17.729    $16.079    $18.045
                                     -------         -------    -------    -------    -------
Net Investment Income........           .385            .795       .788       .812       .850
Net Realized and Unrealized
  Gain/Loss..................           .006            .529      (.264)     1.665     (1.985)
                                     -------         -------    -------    -------    -------
Total from Investment
  Operations.................           .391           1.324       .524      2.477     (1.135)
Less Distributions from and
  in Excess of Net Investment
  Income.....................           .399            .775       .771       .827       .831
                                     -------         -------    -------    -------    -------
Net Asset Value, End of the
  Period.....................        $18.023         $18.031    $17.482    $17.729    $16.079
                                     =======         =======    =======    =======    =======
Total Return* (a)............          2.18%**         7.78%      3.08%     15.72%     (6.34%)
Net Assets at End of the
  Period (In millions).......           $3.4            $3.0       $3.4       $3.4       $2.2
Ratio of Expenses to Average
  Net Assets*................          1.75%           1.79%      1.85%      1.75%      1.63%
Ratio of Net Investment
  Income to Average Net
  Assets*....................          4.34%           4.52%      4.56%      4.76%      4.97%
Portfolio Turnover...........            20%**           46%        57%        28%         8%

 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average
  Net Assets.................            N/A             N/A      1.85%      1.90%      1.90%
Ratio of Net Investment
  Income to Average Net
  Assets.....................            N/A             N/A      4.55%      4.61%      4.70%

** Non-Annualized

(a) Total Return is based upon the net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Pennsylvania Tax Free Income Fund, formerly known as Van Kampen American Capital Pennsylvania Tax Free Income Fund, (the "Fund") is organized as a Pennsylvania trust and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide Pennsylvania investors a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investment primarily in a varied portfolio of medium and lower grade municipal securities. The Fund commenced investment operations on May 1, 1987. The distribution of the Fund's Class B and Class C shares commenced on May 1, 1993, and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At June 30, 1998, there were no when issued or delayed delivery purchase commitments.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security. Expenses of the Fund are allocated on a pro rata basis to each class

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At December 31, 1997, the Fund had an accumulated capital loss carryforward for tax purposes of $2,989,161 which expires on December 31, 2003.

    At June 30, 1998, for federal income tax purposes, the cost of long-term investments is $247,468,734; the aggregate gross unrealized appreciation is $24,203,631 and the aggregate gross unrealized depreciation is $10,667, resulting in net unrealized appreciation of $24,192,964.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays dividends monthly from net investment income. Net realized gains, if any, are distributed annually.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                   AVERAGE NET ASSETS                       % PER ANNUM
-----------------------------------------------------------------------
First $500 million......................................     .600 of 1%
Over $500 million.......................................     .500 of 1%

    For the six months ended June 30, 1998, the Fund recognized expenses of approximately $3,100 representing legal services provided by Skadden, Arps, Slate, Meagher, & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended June 30, 1998, the Fund recognized expenses of approximately $41,400 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended June 30, 1998,

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

the Fund recognized expenses of approximately $61,500. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C. There are an unlimited number of shares of each class without par value authorized.
     At June 30, 1998, paid in surplus aggregated $196,113,943, $50,922,383 and $3,344,563 for Classes A, B and C, respectively. For the six months ended June 30, 1998, transactions were as follows:

                                                         SHARES        VALUE
--------------------------------------------------------------------------------
Sales:
  Class A..........................................       344,442   $  6,211,042
  Class B..........................................       187,423      3,382,829
  Class C..........................................        35,623        643,458
                                                       ----------   ------------
Total Sales........................................       567,488   $ 10,237,329
                                                       ==========   ============
Dividend Reinvestment:
  Class A..........................................       179,951   $  3,242,487
  Class B..........................................        37,743        679,671
  Class C..........................................         2,731         49,184
                                                       ----------   ------------
Total Dividend Reinvestment........................       220,425   $  3,971,342
                                                       ==========   ============
Repurchases:
  Class A..........................................      (888,756)  $(16,023,880)
  Class B..........................................      (204,379)    (3,672,822)
  Class C..........................................       (15,696)      (282,723)
                                                       ----------   ------------
Total Repurchases..................................    (1,108,831)  $(19,979,425)
                                                       ==========   ============

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

     At December 31, 1997, paid in surplus aggregated $202,684,294, $50,532,705 and $2,934,644 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                                         SHARES        VALUE
--------------------------------------------------------------------------------
Sales:
  Class A..........................................       692,357   $ 12,191,057
  Class B..........................................       417,052      7,341,964
  Class C..........................................        31,224        547,176
                                                       ----------   ------------
Total Sales........................................     1,140,633   $ 20,080,197
                                                       ==========   ============
Dividend Reinvestment:
  Class A..........................................       377,505   $  6,642,967
  Class B..........................................        70,331      1,237,722
  Class C..........................................         5,226         91,864
                                                       ----------   ------------
Total Dividend Reinvestment........................       453,062   $  7,972,553
                                                       ==========   ============
Repurchases:
  Class A..........................................    (1,659,697)  $(29,155,783)
  Class B..........................................      (377,046)    (6,611,488)
  Class C..........................................       (63,577)    (1,107,176)
                                                       ----------   ------------
Total Repurchases..................................    (2,100,320)  $(36,874,447)
                                                       ==========   ============

     Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                         CONTINGENT DEFERRED
                                                            SALES CHARGE
                YEAR OF REDEMPTION                     CLASS B      CLASS C
------------------------------------------------------------------------------
First..............................................       4.00%          1.00%
Second.............................................       3.75%           None
Third..............................................       3.50%           None
Fourth.............................................       2.50%           None
Fifth..............................................       1.50%           None
Sixth..............................................       1.00%           None
Seventh and Thereafter.............................        None           None

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended June 30, 1998, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $23,600 and CDSC on redeemed shares of approximately $32,900. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments were $55,606,572 and $60,340,344, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS
A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    Transactions in futures contracts, for the six months ended June 30, 1998, were as follows:

                                                              CONTRACTS
-----------------------------------------------------------------------
Outstanding at December 31, 1997..........................          -0-
Futures Opened............................................          100
Futures Closed............................................         (100)
                                                                   ----
Outstanding at June 30, 1998..............................          -0-
                                                                   ====

B. INVERSE FLOATING SECURITY--These instruments, which are identified in the portfolio of investments, have a coupon which is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended June 30, 1998, are payments retained by Van Kampen of approximately $174,293.

                                VAN KAMPEN FUNDS

EQUITY FUNDS
Domestic
   Aggressive Equity
   Aggressive Growth
   American Value
   Comstock
   Emerging Growth
   Enterprise
   Equity Growth
   Equity Income
   Growth
   Growth and Income
   Harbor
   Pace
   Real Estate Securities
   U.S. Real Estate
   Utility
   Value
International/Global
   Asian Growth
   Emerging Markets
   Global Equity
   Global Equity Allocation
   Global Managed Assets
   International Magnum
   Latin American

FIXED-INCOME FUNDS
Income
   Corporate Bond
   Global Fixed Income
   Global Government Securities
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   Short-Term Global Income
   Strategic Income
   U.S. Government
   U.S. Government Trust for Income
   Worldwide High Income
Tax Exempt Income
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income
Capital Preservation and
Senior Loan Fund
   Prime Rate Income Trust
   Reserve
   Senior Floating Rate
   Tax Free Money

   To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

   To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

   - visit our web site at
     WWW.VAN-KAMPEN.COM -- to view prospectuses, select Investors' Place, then Download a Prospectus

   - call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

   - e-mail us by visiting
     WWW.VAN-KAMPEN.COM and selecting Investors' Place

                  VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
DON G. POWELL*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*

PAUL R. WOLKENBERG*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1998
    All rights reserved.

(SM) denotes a service mark of
   Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After December 31, 1998, the report, if used with prospective investors, must be accompanied by a quarterly performance update.